Exhibit 10.23

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT 1 TO RESEARCH COLLABORATION AND LICENSE AGREEMENT

THIS AMENDMENT 1 TO RESEARCH COLLABORATION AND LICENSE AGREEMENT (“Amendment”), is entered into as of the 20 day of March, 2023 (“Effective Date”) by and between Integral Molecular, Inc. a Delaware corporation (“Integral”), and Context Therapeutic, LLC, a Delaware limited liability company (“Context”). Integral and Context may each be referred to herein as a “Party” and collectively, the “Parties”.

RECITALS:

A.    Integral and Context entered into that certain Research Collaboration and License Agreement on April 6, 2021 (“Agreement”) regarding Integral’s license of certain rights related to its CLDN6 asset to Context on the terms and conditions set forth in the Agreement.

B.     Pursuant to Section 5.3(c) of the Agreement, Integral obtained research funding that Integral elected to apply to one or more parts of the Research Plan performed in 2022, and therefore the Parties wish to amend some of the Development Milestone Payment amounts and timelines in connection with such research funding received and used by Integral in connection with the Project, as well as to make an additional adjustment to such Development Milestone and Development Milestone Payments. Additional research funding, if any, applied to the Research Plan after December 31, 2022 will be added to subsequent Development Milestone Payments.

AGREEMENTS:

NOW, THEREFORE, for good, fair and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Integral and Context agree as follows:

1.     Amendment to Fees and Payments of Agreement.

        a.    Section 5.4 of the Agreement shall be amended as of the Effective Date so that the Development Milestone and Development Milestone Payments set forth therein shall be amended and restated as follows:

Development Milestone	Development Milestone Payment
1.Delivery of Bispecific Antibody that meets the JRC established criteria for Proposed Panel Nomination II in accordance with the Research Plan in Exhibit A (line 30)	$[***]*
1.FPFV of the first Phase 1 Trial of a Licensed Product	$[***]**
1.FPFV of POC Trial (Ph 1b/2 or Ph 2) of a Licensed Product	$[***]
1.FPFV of 2nd POC Trial (Ph 1b/2 or Ph 2) of a Licensed Product	$[***]
1.FPFV of the first Phase 3 Trial of a Licensed Product	$[***]
1.U.S. Approval of a Licensed Product	$[***]
1.European Approval of a Licensed Product	$[***]
1.U.K. Approval of a Licensed Product	$[***]
1.Japan Approval of a Licensed Product	$[***]
*Previously paid.
**Inclusive of $[***] of research funding applied by Integral for services provided under the Research Plan through December 31, 2022.

    2.     Entire Agreement. Each Party acknowledges that this Amendment, together with the Agreement, constitutes the entire agreement of the Parties with respect to the subject matter hereof. Defined terms used herein but not otherwise defined shall have the meaning ascribed to them in the Agreement.

    3.     Full Force and Effect. Except as expressly amended hereby, all of the other terms and conditions of the Agreement shall remain unchanged and in full force and effect in accordance with their original terms.

    4.     Authority. Each Party hereby represents and warrants that is has full power and authority to enter into this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment was executed effective on the Effective Date first above written.

INTEGRAL MOLECULAR, INC.

By: /s/ Benjamin Doranz
                        Name: Benjamin Doranz
                        Title: President and CEO

                        CONTEXT THERAPEUTIC, LLC

By: /s/ Martin Lehr
Name: Martin Lehr
                        Title: Chief Executive Officer